SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  June 3, 1997

                          PACKAGING PLUS SERVICES, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


 Nevada                        0-18094               11-2781803
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(State or other               (Commission           (IRS Employer
jurisdiction of                File Number)       Identification No.)
formation)



20 South Terminal Drive, Plainview, New York  11803
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(Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code (516) 349-1300


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(Former name or former address, if changed since last report)



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



Item 9.           Sale of Equity Securities Pursuant to Regulation S.
                  ---------------------------------------------------

                           On June 3,  1997 and June 4,  1997  (each a  "Closing
                  Date"), the Registrant issued to each of Austost Anstalt Schaan and UFH Endowment, Ltd., respectively (individually, "Investor" and collectively, "Investors"), pursuant to Regulation S ("Regulation S") under the Securities Act of 1933, as amended (the "Act"), a convertible debenture (individually, "Debenture", collectively, "Debentures") in the principal amount of $156,250. Each Debenture was purchased by the respective Investor for $125,000, which represented a discount equal to 20% of the principal amount of the Debenture. In addition, upon the closing of the sale of each of these Debentures, the Company incurred fees to the placement agent in the form of (i) a $15,000 cash payment per Debenture (an aggregate of $30,000), and (ii) the issuance of common stock purchase warrants to purchase at any time and from time to time commencing June 1, 1997 and ending on March 31, 2002, an aggregate of 20,261 of shares of the Registrant's common stock, $.005 par value per share (the "Common Stock"), at an exercise price of $1.46 per share of Common Stock. As a consequence, after deducting the placement agent's fees, the Company received net proceeds of $220,000 from the sale of the Debentures.

                           The  $156,250  principal  amount  of  each  Debenture
                  becomes due and payable to the respective Investor on June 30, 1998. Interest on the principal amount of each Debenture accrues at the rate of twelve percent (12%) per annum and is due and payable quarterly beginning the applicable Closing Date, although such interest may be paid in advance, monthly, commencing on the applicable Closing Date. Notwithstanding the foregoing, on the applicable Closing Date, the Registrant was required to prepay in shares of Common Stock, the first three months of interest by issuing to each Investor shares of Common Stock in an amount equal to (x) the total monthly interest accrued and due for the initial three month period (the "Period") commencing on the applicable Closing Date, divided by (y) 80% of the Market Price, where such term is defined as the average closing bid price of the Common Stock, as reported by the National Association of Securities Dealers Electronic Bulletin Board (the "Bulletin Board"), for the last 5 consecutive trading days prior to the applicable Closing Date. Any dividend payments in the form of Common Stock are required to be issued pursuant to Regulation S. After the Period, the Registrant shall pay interest in cash or Common Stock (based on the above formula), at the Registrant's option.

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



                           The  holder of each  Debenture  is  entitled,  at its
                  option, at any time commencing 45 days after the applicable Closing Date, to convert all or any amount of the Debenture in increments of $10,000, together with all accrued and unpaid interest, into shares of Common Stock, which are to be issued pursuant to Regulation S, at a conversion price per share of Common Stock equal to the lower of (a) 80% of the average closing bid price of the Common Stock, as reported by the Bulletin Board, for the day immediately preceding the date of receipt by the Registrant from the Investor of a notice of conversion, or (b) 80% of the closing bid price of the Common Stock, as reported by the Bulletin Board, for the five (5) days immediately preceding the date of subscription by the Holder.

                           The  Registrant  shall have the option to redeem each
                  Debenture at a price equal to 120% of the full principal amount of each Debenture then outstanding (the "Redemption Price") in the event and to the extent that, after 90 days after the applicable Closing Date, the Debenture has not been converted. In addition, the Registrant is required to redeem each Debenture at the Redemption Price in the event and to the extent that conversion of a Debenture would require the Registrant to seek shareholder approval of the issuance of the underlying Common Stock and such shareholder approval is not obtained 30 days thereafter. In either case, the Registrant shall give each Investor 5 days written notice of such redemption and each Investor during such 5 days shall have the option to (i) accept the Redemption Price, or (ii) convert their respective Debenture or any part thereof into shares of Common Stock at a conversion price equal to 80% of the average closing bid price of the Common Stock, as reported by the Bulletin Board, for the 5 consecutive trading days prior to the date of such conversion. Any of such shares of Common Stock shall be issued pursuant to Regulation S.

                           In the event that (i) the  Registrant  fails to issue
                  unlegended certificates for shares of Common Stock issuable upon conversion of the Debenture or as payment as interest on the Debenture after the applicable restrictive period for any reason other than the Registrant's reasonable good faith belief that certain representations and warranties made by the respective Investor in connection with this transaction were untrue when made, or (ii) if the restrictive period under Regulation S is extended, then the Registrant is required, at the request of the respective Investor and at the Registrant's expense, to effect the registration of such shares of Common Stock under the Act and relevant Blue Sky laws as promptly as



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



                  is practicable. The Company shall file such registration statement within thirty (30) days of the respective Investor's demand therefor and shall use its best efforts to cause such registration statement to become effective as soon as practicable thereafter.

                           The Registrant  agrees to pay  liquidated  damages to
                  each Investor for the late issuance of shares of Common Stock upon conversion of the Debenture in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond seven (7) business days from the date of receipt by the Registrant of a Notice of Conversion from an Investor):

                                                             Liquidated
                           No. of                              Damages
                           Business                          per $100,000
                           Days Late                         of Debenture
                           ---------                         ------------

                              1                                   $500
                              2                                 $1,000
                              3                                 $1,500
                              4                                 $2,000
                              5                                 $2,500
                              6                                 $3,000
                              7                                 $3,500
                              8                                 $4,000
                              9                                 $4,500
                             10                                 $5,000
                             10 +                               $5,000 + $1,000 each
                                                                Business Day Late beyond
                                                                10 days

                           Each  Debenture  is  secured  by a lien  against  the
                  Registrant in favor of the respective Investor in an amount not less than $1,000,000.

                           In making the sale of the Debentures,  the Registrant
                  relied on the representations and warranties of each Investor that such Investor is not a "U.S. person," as such term is defined under Regulation S.




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


                                   SIGNATURES
                                   ----------



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                    PACKAGING PLUS SERVICES, INC.



                                By: /s/ Richard Altomare
                                    Richard Altomare, Chief
                                    Executive Officer


Dated:   June 18, 1997


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